AMENDED AND RESTATED SECURITY AGREEMENT

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NAME & ADDRESS OF DEBTORS:

AIR METHODS CORPORATION
7301 S. Peoria Street
Englewood, CO 80112

MERCY AIR SERVICE, INC.
1670 Miro Way
Rialto, CA 92376

LIFENET, INC.
2207 Scott Avenue
St. Louis, MO 63103

ROCKY MOUNTAIN HOLDINGS, L.L.C.
800 South 3110 West
Provo, UT 84601

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NAME & ADDRESS OF SECURED PARTY:

PNC BANK, NATIONAL ASSOCIATION
Two Tower Center
East Brunswick, NJ 08816
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                                                           ABOVE SPACE FOR
                                                           FAA USE ONLY
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     THIS AMENDED AND RESTATED SECURITY AGREEMENT ("Security Agreement") dated
May 9, 2005 among AIR METHODS CORPORATION, a corporation organized under the laws of the State of Delaware ("AMC"), ROCKY MOUNTAIN HOLDINGS, L.L.C., a limited liability company formed under the laws of the State of Delaware ("RMH"), MERCY AIR SERVICE, INC., a corporation organized under the laws of the State of California ("Mercy"), LIFENET, INC., a corporation formed under the laws of the State of Missouri (formerly known as Arch Air Medical Service, Inc.) ("LNI") (AMC, RMH, Mercy and LNI, each a "Debtor" and collectively "Debtors") and PNC BANK, NATIONAL

ASSOCIATION ("PNC"), as agent for Lenders (as defined below) (PNC, in such capacity, the "Agent" or "Secured Party").

                                    RECITALS

     A. Pursuant to that certain Revolving Credit and Security Agreement dated as of October 16, 2002 (as amended, the "Original Loan Agreement") among Debtors, Secured Party and the financial institutions described therein ("Lenders"), Secured Party and Lenders agreed to extend credit to Debtors, upon the terms and conditions set forth therein.

     B. In order to induce Secured Party and Lenders to enter into the Original Loan Agreement, pursuant to a Security Agreement dated October 16, 2002 and recorded by the Federal Aviation Administration on November 25, 2002, as Conveyance No. E001487 (the "Original Security Agreement"), each Debtor granted, pledged, assigned and conveyed to Secured Party for its benefit and the ratable benefit of Lenders a continuing security interest in and to certain Collateral (as defined in the Original Security Agreement), to secure all of its Obligations (as defined in the Original Loan Agreement).

     C. Pursuant to that certain Amended and Restated Revolving Credit, Term Loan and Security Agreement dated May 9, 2005 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement") among Debtors, Secured Party and the Lenders described therein, Secured Party and Lenders agreed to continue to extend credit to Debtors, and increase the maximum amount of such credit, upon the terms and conditions set forth therein, and Debtors agreed to provide additional Collateral to Secured Party for its benefit and the ratable benefit of Lenders.

     D. In order to induce Secured Party and Lenders to enter into the Loan Agreement, Debtor has agreed to amend and restate the Original Security Agreement and each Debtor does hereby ratify and reaffirm its previous grant, pledge, assign and convey to Secured Party and hereby further grants, pledges, assigns and conveys to Secured Party for its benefit and the ratable benefit of Lenders a continuing security interest in and to the Collateral (as hereinafter defined), to secure all of its Obligations (as defined in the Loan Agreement).

     E. Secured Party and Lenders have conditioned their obligation to enter into the Loan Agreement upon the execution and delivery of this Security Agreement by Debtors.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Debtor hereby agrees with Secured Party as follows:

     Section 1.     Definitions.  Unless otherwise defined herein, all
                    -----------
capitalized terms used herein shall have the respective meanings given to such terms in the Loan Agreement. All terms used herein and defined in the Uniform Commercial Code as adopted in the State of New York from time to time shall have the meaning given therein unless otherwise defined herein. To the extent the definition of any category or type of Collateral is expanded by any amendment, modification or revision to the Uniform Commercial Code, such expanded definition will apply automatically as of the date of such amendment, modification or revision.

          "Aircraft" shall mean (i) an engine-driven fixed-wing aircraft heavier
           --------
than air, that is supported in flight by the dynamic reaction of the air against its wings or (ii) a rotorcraft that, for its horizontal motion, depends principally on its engine-driven rotors. Aircraft shall include any item which is incorporated in, attached to or specifically acquired by a Debtor to be used only in connection with a specific Aircraft.

          "Collateral" shall mean and include:
           ----------

               (a)     all Receivables;

               (b) all Equipment (including Unencumbered Aircraft, but excluding all other Aircraft);

               (c)     all General Intangibles;

               (d)     all Inventory;

               (e)     all Investment Property;

               (f)     all of each Debtor's right, title and interest in and to
(i) its respective goods and other property including, but not limited to, all merchandise returned or rejected by Customers, relating to or securing any of the Receivables; (ii) all of each Debtor's rights as a consignor, a consignee, an unpaid vendor, mechanic, artisan, or other lienor, including stoppage in transit, setoff, detinue, replevin, reclamation and repurchase; (iii) all additional amounts due to any Debtor from any Customer relating to the Receivables; (iv) other property, including warranty claims, relating to any goods securing this Agreement; (v) all of each Debtor's contract rights, rights of payment which have been earned under a contract right, instruments (including promissory notes), documents, chattel paper (including electronic chattel paper), warehouse receipts, deposit accounts, letters of credit, and money; (vi) all commercial tort claims (whether now existing or hereafter arising); (vii) if and when obtained by any Debtor, all real and personal property of third parties in which such Debtor has been granted a lien or security interest as security for the payment or enforcement of Receivables; and (viii) any other goods, personal property or real property now owned or hereafter acquired in which any Debtor has expressly granted a security interest or may in the future grant a security interest to Agent hereunder, or in any amendment or supplement hereto or thereto, or under any other agreement between Agent and any Debtor;

               (g) all of each Debtor's ledger sheets, ledger cards, files, correspondence, records, books of account, business papers, computers, computer software (owned by any Debtor or in which it has an interest), computer programs, tapes, disks and documents relating to (a), (b), (c), (d), (e) or (f) of this Paragraph; and

               (h) all proceeds and products of (a), (b), (c), (d), (e), (f) and (g) in whatever form, including, but not limited to: cash, deposit accounts (whether or not comprised solely of proceeds), certificates of deposit, insurance proceeds (including hazard, flood and credit insurance), negotiable instruments and other instruments for the payment of money, chattel paper, security agreements, documents, eminent domain proceeds, condemnation proceeds and tort claim proceeds.

provided, however, the Collateral shall not include any rights or interests of
--------  -------
Debtors under any licenses, leases or other contracts if and to the extent that
(a) the terms of the agreement or agreements creating or evidencing such rights or interests prohibit such grant and (b) the term prohibiting such grant is effective as a matter of law and has not been waived or the consent of the necessary party to the grant to Agent has not been obtained; provided, further,
                                                             --------  -------
(i) if any such prohibition is subsequently lifted, terminated or is otherwise no longer effective as a matter of law or is waived or the consent of the necessary party is obtained, a security interest therein in favor of Agent shall automatically arise hereunder without any further action on the part of Debtors or Agent and (ii) nothing contained herein shall be deemed to limit, impair or otherwise affect Agent's security interest in any rights or interests of Debtors in or to monies due or to become due under any such agreement.

          "Customer" shall mean and include the account debtor with respect to
           --------
any Receivable and/or the prospective purchaser of goods, services or both with respect to any contract or contract right, and/or any party who enters into or proposes to enter into any contract or other arrangement with any Debtor, pursuant to which such Debtor is to deliver any personal property or perform any services.

          "Equipment" shall mean and include as to each Debtor all of such
           ---------
Debtor's goods (other than Inventory) whether now owned or hereafter acquired and wherever located including, without limitation, all equipment, machinery, apparatus, motor vehicles, fittings, furniture, furnishings, fixtures, parts, accessories, "appliances" as defined in Section 40102 (a)(11) of Title 49 of the United States Code and "spare parts" as defined in Section 40102(a)(38) of Title 49 of the United States Code, which appliances and spare parts are being maintained by or on behalf of AMC or LNI at their respective locations described on Schedule 3(e), and all replacements and substitutions therefor or accessions
   -------------
thereto.

          "General Intangibles" shall mean and include as to each Debtor all of
           -------------------
such Debtor's general intangibles, whether now owned or hereafter acquired including, without limitation, all payment intangibles, choses in action, causes of action, corporate or other business records, inventions, designs, patents, patent applications, equipment formulations, manufacturing procedures, quality control procedures, trademarks, service marks, trade secrets, goodwill, copyrights, design rights, software, computer information, source codes, codes, records and dates, registrations, licenses, franchises, customer lists, tax refunds, tax refund claims, computer programs, all claims under guaranties, security interests or other security held by or granted to such Debtor to secure payment of any of the Receivables by a Customer (other than to the extent covered by Receivables) all rights of indemnification and all other intangible property of every kind and nature (other than Receivables).

          "Inventory" shall mean and include as to each Debtor all of such
           ---------
Debtor's now owned or hereafter acquired goods, merchandise and other personal property (other than Aircraft), wherever located, to be furnished under any consignment arrangement, contract of service or held for sale or lease, all raw materials, work in process, finished goods and materials and supplies of any kind, nature or description which are or might be used or consumed in such Debtor's business or used in selling or furnishing such goods, merchandise and other personal property, and all documents of title or other documents representing them.

          "Investment Property" shall mean and include as to each Debtor, all of
           -------------------
such Debtor's now owned or hereafter acquired securities (whether certificated or uncertificated), securities entitlements, securities accounts, commodities contracts and commodities accounts.

          "Receivables" shall mean and include, as to each Debtor, all of such
           -----------
Debtor's accounts, contract rights, instruments (including those evidencing indebtedness owed to Debtors by their affiliates), documents, chattel paper (including electronic chattel paper), general intangibles relating to accounts, drafts and acceptances, credit card receivables, and all other forms of obligations owing to such Debtor arising out of or in connection with the sale or lease of Inventory or the rendition of services, all supporting obligations, guarantees and other security therefor, whether secured or unsecured, now existing or hereafter created, and whether or not specifically sold or assigned to Agent hereunder.

          "Unencumbered Aircraft" shall mean all Aircraft described on Schedule
           ---------------------                                       --------
1 hereto.
-

     Section 2.     Grant of Security Interest.  To secure the prompt payment
                    --------------------------
and performance to Agent and each Lender of the Obligations, each Debtor hereby assigns, pledges and grants to Agent for its benefit and for the ratable benefit of each Lender a continuing security interest in and to all of its Collateral, whether now owned or existing or hereafter acquired or arising and wheresoever located.

     Section 3.     Representations and Warranties.  Debtor represents and
                    ------------------------------
warrants to Secured Party as follows:

          (a) The chief place of business of each Debtor and the chief executive office of each Debtor is set forth on Schedule 3(a) hereto.
                                                -------------

          (b)     The Collateral is maintained by or on behalf of the Debtors.

          (c) Each Debtor owns good and indefeasible title to the Collateral free and clear of any lien, security interest, lease, option, conditional sales contract, charge or encumbrance except for the liens and security interests created by this Security Agreement and Permitted Encumbrances, if any, and has the sole and unrestricted right to mortgage, encumber and hypothecate the Collateral in accordance with the terms set forth in this Security Agreement.

          (d) This Security Agreement creates valid and enforceable security interests in the Collateral in favor of Secured Party, securing the payment and performance of the obligations, and all filings and other actions necessary or desirable to perfect and protect such security interests have been duly taken.

          (e) The Collateral consisting of Inventory will be at all times located at one of the addresses set forth on Schedule 3(e) hereto; provided that
                                             -------------
the Collateral shall not be removed from such locations without the prior written consent of Agent except with respect to (i) the sale of Inventory in the ordinary course of business and (ii) the relocation of Inventory to a location other than as set forth on Schedule 3(e), provided that (A) the aggregate amount
                           -------------
of such relocated Inventory shall not exceed at any one time One Hundred Thousand Dollars ($100,000.00) and (B) within thirty (30) days of such relocation, such Debtor shall have delivered to Agent all filings and taken such other actions necessary or desirable to perfect and protect its interests in such Inventory.

     Section 4.     Additional Representations and Warranties.  Each of AMC and
                    -----------------------------------------
LNI further represents and warrants to Secured Party as follows:

          (a) The Equipment is maintained by or on behalf of it at its locations described on Schedule 3(e) hereto.
                       -------------

          (b)     It is an "air carrier" certificated under 49 U.S.C. Section
44705.

     Section 5.     Released Locations.  Inasmuch as Debtors are no longer
                    ------------------
maintaining Equipment at the locations described in Schedule 3(e) attached to the Original Security Agreement which are not also described in Schedule 3(e) attached hereto (the "Released Locations"), Secured Party hereby releases from the terms of the Original Security Agreement all of its interest in any Equipment currently located at the Released Locations and hereby agrees that the Released Locations are not covered by this Security Agreement.

     Section 6.     Remedies.  Upon the occurrence of an Event of Default,
                    --------
Secured Party may exercise any or all rights and remedies as provided for under the Loan Agreement.

     Section 7.     Notices.  All notices, requests and other communications
                    -------
provided for hereunder shall be in writing and delivered in accordance with the provisions of the Loan Agreement.

     Section 8.     Continuing Security Interest.  This Security Agreement shall
                    ----------------------------
create a continuing security interest in the Collateral subject to the terms and conditions of the Loan Agreement.

     Section 9.     Governing Law.  This Agreement shall be governed by and
                    -------------
construed in accordance with the laws of the State of New York.

     Section 10.     Counterparts.  This Security Agreement may be executed in
                     ------------
multiple counterparts, each of which when so executed shall be deemed to be an original, enforceable against the signatory thereto, and both of which taken together shall constitute one and the same agreement.

     Section 11.     Incorporation of the Loan Agreement.  The Loan Agreement
                     -----------------------------------
and the terms and provisions thereof are hereby incorporated herein in their entirety by this reference thereto.

                            [SIGNATURES ON NEXT PAGE]

     IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Security Agreement to be executed as of the date and year first above written.


                              AIR METHODS CORPORATION
                              MERCY AIR SERVICE, INC.
                              LIFENET, INC.


                              By: /s/ Aaron Todd
                                 ---------------
                              Name:  Aaron Todd
                              Title: Chief Executive Officer
                                     of each of the foregoing corporations


                              ROCKY MOUNTAIN HOLDINGS, L.L.C.

                              By:  Air Methods Corporation, its sole member


                              By:  /s/ Aaron Todd
                                 ------------------
                              Name:  Aaron Todd
                              Title: Chief Executive Officer


                              PNC BANK, NATIONAL ASSOCIATION, as Agent


                              By: /s/ Patrick McConnell
                                 ----------------------
                              Name:  Patrick McConnell
                              Title: Vice President

              SCHEDULE 1 TO AMENDED AND RESTATED SECURITY AGREEMENT
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DESCRIPTION OF UNENCUMBERED AIRCRAFT

                                    [INSERT]


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
            SCHEDULE 3(a) TO AMENDED AND RESTATED SECURITY AGREEMENT
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CHIEF PLACE OF BUSINESS/CHIEF EXECUTIVE OFFICE

                                    [INSERT]

            SCHEDULE 3(e) TO AMENDED AND RESTATED SECURITY AGREEMENT
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ADDRESSES

                                    [INSERT]


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